Exhibit 10.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                            Date of Issuance:  October 1, 2003


                              NUTECH DIGITAL, INC.

                         OPTION TO PURCHASE COMMON STOCK

         NuTECH DIGITAL, INC. (the "Company"), for value received, hereby certifies that Michael Doherty (the "Optionee") is entitled, subject to the terms set forth below, to purchase from the Company on or after the Exercise Date (as that term is defined below), up to 1,000,000 shares of the Company's Common Stock at the purchase price set forth herein. The right of the Optionee to purchase the Common Stock shall terminate on a date which is two years from the date of this Option (the "Termination Date"). The shares purchasable upon exercise of this Option, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Option, are hereinafter referred to as the "Option Stock" and the "Purchase Price," respectively.

         1.       EXERCISE.

                  (a) This Option may be exercised by the Optionee as follows:

                                    (i) immediately as to 23,809 shares (the
                  "Initial Shares"); and

                                    (ii) as to the remaining 976,191 shares of
                  Option Stock (the "Remaining Shares"), as agreed to by the Optionee and the Company, pursuant to subsection (b) below.

                  (b) The Purchase Price shall be $0.42 per share for the Initial Shares and for the Remaining Shares the Purchase Price shall be computed at a 20% discount to the average closing price from the trailing five trading days prior to the exercise date. The right to exercise the Remaining Shares shall vest as the Services that are to be provided to the Company by the Optionee pursuant to that certain Consulting Services Agreement of even date herewith are rendered. The value of the Services rendered and the number of the Remaining Shares that are vested shall be mutually agreed upon by the Company and the Optionee, from time-to-time.

                  (c) The Optionee shall exercise the Option by submitting a form duly executed by the Optionee, substantially similar to the form appended hereto as Exhibit A, to the principal office of the Company accompanied by

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payment in full of the Purchase Price payable in respect of the number of shares of Option Stock purchased upon such exercise. The Purchase Price shall be paid by cashier's check, money order or wire transfer.

                  (d) Upon exercise of this Option the Company or the Company's agent shall deliver to the Optionee a certificate for the number of shares of Option Stock to which the Optionee shall be entitled.

                  (e) Upon exercise of this Option, the Optionee shall be deemed to have become the holder of record of the Option Stock represented by such exercise.

         2.       ADJUSTMENTS.

                  (a) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Option Stock purchasable upon the exercise of this Option shall be changed to the number determined by dividing
(i) an amount equal to the number of shares issuable upon the exercise of this Option immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

                  (b) In case of any recapitalization, reclassification or change of the outstanding securities of the Company or of any reorganization of the Company or any similar corporate reorganization (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings) on or after the date hereof (a "Restructuring"), then as a condition to such Restructuring, lawful and adequate provisions shall be made so that in each such case the holder of this Option, upon the exercise hereof at any time after the consummation of such reclassification, change or reorganization, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Option immediately prior thereto, all subject to further adjustment as provided in paragraph (a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Option after such consummation.


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                  (c) When any adjustment is required to be made in the Purchase
Price or the number of shares of Option Stock issuable upon exercise of this Option, the Company shall promptly mail to the Optionee in accordance with
Section 8 hereof a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Option shall be exercisable following the occurrence of any of the events specified in this Section 2.

         3. TRANSFERS. The Optionee acknowledges that this Option and the Option Stock have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Option or any Option Stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Option and such Option Stock and registration or qualification of this Option and such Option Stock under any applicable Blue Sky or state securities law then in effect, or
(ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required.

         4. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Option against impairment.

         5. TERMINATION. This Option (and the right to purchase securities upon exercise hereof) shall terminate upon the Termination Date.

         6. RESERVATION OF STOCK. The Company covenants and agrees that all shares of Option Stock that may be issued upon the exercise of the rights represented by this Option will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Option, such shares of Option Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Option. The Company will take all such action as may be necessary to assure that such shares of Option Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or quotation system upon which the Option Stock may be listed or quoted.

         7. REPLACEMENT OF OPTION. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and (in the case of loss, theft or destruction) upon delivery of a reasonable indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Option, the Company, at its own expense, will issue, in lieu thereof, a new Option agreement of like tenor.


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         8. MAILING OF NOTICES. All notices hereunder shall be made in writing to the parties at the addresses listed below or at such other address as shall be given by mail with postage paid and certified or registered or by facsimile or delivery via courier to the respective parties. Mailed notices shall be deemed to be delivered three days following the date of such mailing. Facsimile transmissions shall be deemed to be delivered on the date of the transmission, so long as a receipt confirming that the transmission was successful is received. Notices delivered by courier shall be deemed to be received on the date of delivery by the courier service. Notices shall be addressed (a) if to the Optionee, to the following address

         Michael Doherty
         11833 West Olympic Boulevard, Suite 550
         Los Angeles, California 90064

and (b) if to the Company, to the following address:

         NuTech Digital, Inc.
         7900 Gloria Avenue
         Van Nuys, California 91406
         Attn.:  President

         9. NO RIGHTS AS SHAREHOLDER. Until the exercise of this Option, the Optionee shall not have or exercise any rights by virtue hereof as a shareholder of the Company.

         10. NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay an amount equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise.

         11. AMENDMENT OR WAIVER. Any term of this Option may be amended or waived upon written consent of the Company and the Optionee. Any such waiver of a breach of any provision of this Option shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Option.

         12. REPRESENTATIONS OF HOLDER. The Optionee hereby represents and warrants to the Company that: (a) he has had access to and is familiar with information concerning the Company's business, affairs, financial condition, and prospects and (b) he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of accepting the Option.

         13. HEADINGS. The headings in this Option are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Option.


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         14. GOVERNING LAW. This Option shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

         15. NO ASSIGNMENT. This Option is not assignable or transferable by the Optionee, other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor, or by gift to "immediate family" as that term is defined in 17 C.F.R. 240.16a-1(e).

                                           NUTECH DIGITAL, INC.


                                           By: /s/ Lee Kasper
                                              ---------------------------------
                                           Name:  Lee Kasper, President





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                                    EXHIBIT A

                                  PURCHASE FORM


To:      NUTECH DIGITAL, INC.                                Dated:

         The undersigned, pursuant to the provisions set forth in the attached Option, hereby irrevocably elects to purchase ________ shares of the Common Stock covered by the Option and herewith makes payment of $_________, representing the full purchase price for such shares at the price per share provided for in such Option.



                                           Signature:
                                                    ---------------------------

                                           Address:
                                                  -----------------------------